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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  May 8, 2000
                          -------------------------
                               (Date of Report)


                             FISHER COMPANIES INC.
            ------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

          Washington                   000-22349                91-0222175
 ----------------------------    ---------------------      ------------------
 (State or Other Jurisdiction    (Commission File No.)        (IRS Employer
      of Incorporation)                                     Identification No.)



 1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185
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         (Address of Principal Executive Offices, including Zip Code)


                                (206) 624-2752
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             (Registrant's Telephone Number, Including Area Code)


                                     None
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     On May 8, 2000, Fisher Companies Inc. announced an agreement to sell KJEO-TV, Fresno, CA to the Ackerley Group for $60 million, subject to regulatory approvals.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)   Exhibits

     10.1 Purchase Agreement, dated May 8, 2000, by and between Fisher Broadcasting Inc, Fisher Broadcasting-Fresno and AK Media Group.

     99.1 Press Release, dated May 8, 2000, regarding announcement of an agreement to sell KJEO-TV, Fresno, CA to the Ackerley Group for $60 million, subject to regulatory approvals.

                                       2
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FISHER COMPANIES INC.


Dated: May 12, 2000                     By /s/ David D. Hillard
                                           ---------------------------------

                                        David D. Hillard
                                        Senior Vice President and Chief
                                        Financial Officer, and Secretary
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                                 EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------
     10.1           Purchase Agreement, dated May 8, 2000, by and between Fisher
                    Broadcasting Inc, Fisher Broadcasting-Fresno and AK Media
                    Group.

     99.1 Press Release, dated May 8, 2000, regarding announcement of an agreement to sell KJEO-TV, Fresno, CA to the Ackerley Group for $60 million, subject to regulatory approvals.